Exhibit 10.32
                                        Form of Restricted Stock Grant Agreement

                               WINWIN GAMING, INC.

                                 2003 STOCK PLAN

                                 NOTICE OF GRANT

Capitalized but otherwise undefined terms in this Notice of Grant and the attached Restricted Share Grant Agreement shall have the same defined meanings as in the 2003 Stock Plan.

Name:                               Address:

You have been granted Restricted Shares subject to the terms and conditions of the Plan and the attached Restricted Share Grant Agreement, as follows:

      Date of Grant:
                                          ------------------------

      Vesting Commencement Date:
                                    ------------------------

      Purchase Price per
      Restricted Share:             $ [Must be at least $0.01 per share]
                                      ----------------------------------

      Total Number of Restricted
      Shares Granted:
                                    ------------------------

      Total Purchase Price:               $
                                           -----------------------

Vesting Schedule:

The Restricted Shares shall vest and no longer be subject to forefeiture in accordance with the following schedule:

                               WINWIN GAMING, INC.

                                2003 STOCK PLAN

                       RESTRICTED SHARE GRANT AGREEMENT



      This RESTRICTED SHARE GRANT AGREEMENT ("Agreement"), dated as of the ___ day of ________, 2003 is made by and between WINWIN GAMING, INC., a Delaware corporation (the "Corporation"), and ___________________ (the "Grantee," which term as used herein shall be deemed to include any successor to the Grantee by will or by the laws of descent and distribution, unless the context shall otherwise require).

                                   BACKGROUND

      Pursuant to the Corporation's 2003 Stock Plan (the "Plan"), the Corporation, acting through the Committee of the Board of Directors (if a committee has been formed to administer the Plan) or its entire Board of Directors (if no such committee has been formed) responsible for administering the Plan (in either case, referred to herein as the "Committee"), approved the issuance to the Grantee, effective as of the date set forth above, of an award of the number of Restricted Shares as is set forth in the attached Notice of Grant (which is expressly incorporated herein and made a part hereof, the "Notice of Grant") at the purchase price per Restricted Share (the "Purchase Price") set forth in the attached Notice of Grant, upon the terms and conditions hereinafter set forth.

      NOW, THEREFORE, in consideration of the mutual premises and undertakings hereinafter set forth, the parties hereto agree as follows:

1. Grant of Restricted Shares. The Corporation hereby grants to Grantee, and Grantee hereby accepts the number of Restricted Shares set forth in the Notice of Grant, subject to the payment by the Grantee of the total purchase price set forth in the Notice of Grant. The certificates representing the Restricted Shares hereunder shall be held in escrow by the Secretary of the Corporation as provided in Section 7 hereof.

2. Stockholder Rights. Until such time as all or any part of the Restricted Shares are forfeited to the Corporation under this Agreement, if ever, Grantee (or any successor in interest) shall have the rights of a stockholder (including voting rights) with respect to the Restricted Shares, including the Restricted Shares held in escrow under Section 7, subject, however, to the transfer restrictions of Section 3.

3. Vesting of Restricted Shares.

      (a) The Restricted Shares shall be restricted and subject to forfeiture pursuant to Section 4 until vested pursuant to this Section 3 or Section 6(b). The Restricted Shares shall vest, and no longer be subject to forfeiture, (such Restricted Shares becoming "Vested Shares") in accordance with the vesting schedule set forth in the Notice of Grant. All Restricted Shares which have not become Vested Shares are hereinafter sometimes referred to as "Nonvested Shares."

      (b) The Grantee acknowledges that the vesting of the foregoing Restricted Shares may create significant income tax liability to the Grantee.

      (c) Nonvested Shares may not be sold, transferred, assigned, pledged, or otherwise disposed of, directly or indirectly.

4. Forfeiture of Nonvested Shares. At such time as Grantee's Business Relationship with the Corporation ceases for any reason, including death, then, in such event, any Nonvested Shares shall be automatically forfeited to the Corporation, subject to the re-payment by the Corporation of the total purchase price specified in the Notice of Grant.

5. Legend. All stock certificates evidencing the Nonvested Shares shall be imprinted with a legend substantially as follows:

            "THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS AGAINST TRANSFER AND FORFEITURE, AS SET FORTH IN A RESTRICTED STOCK GRANT AGREEMENT DATED [INSERT DATE]. TRANSFER OF THESE SHARES MAY BE MADE ONLY IN COMPLIANCE WITH THE PROVISIONS OF SAID AGREEMENT, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE CORPORATION."

6. Recapitalizations, Exchanges, Mergers, Etc.

      (a) The  provisions of this  Agreement  shall apply to the full extent set forth herein with respect to any and all shares of capital stock of the Corporation or successor of the Corporation which may be issued in respect of, in exchange for, or in substitution for the Restricted Shares by reason of any stock dividend, split, reverse split, combination, recapitalization, reclassification, merger, consolidation or otherwise which does not terminate this Agreement. Except as otherwise provided herein, this Agreement is not intended to confer upon any other person except the parties hereto any rights or remedies hereunder.

      (b) In the event that the Corporation effects a Corporate Transaction, the Board of Directors may take any one or more of the actions specified in Section 17 of the Plan

7. Escrow for the Restricted Shares.

      (a) Upon issuance, the certificates for the Restricted Shares shall be deposited in escrow with the Corporation to be held in accordance with the provisions of this Section 7. Each deposited certificate shall be accompanied by a duly executed stock transfer power executed in blank. The deposited certificates, together with any other assets or securities from time to time deposited with the Corporation pursuant to the requirements of this Agreement, shall remain in escrow until such time or times as the certificates (or other assets and securities) are to be released or otherwise surrendered for cancellation in accordance with Section 7(c) below.

      (b) Any cash dividends on the Restricted Shares (or other securities at the time held in escrow) shall be held in escrow. In the event of any stock dividend, stock split, recapitalization, or other change affecting the Corporation's outstanding Common Stock as a class effected without receipt of consideration, any new, substituted, or additional securities or other property which is by reason of such event distributed with respect to the Restricted Shares shall be immediately delivered to the Corporation to be held in escrow under this Section 7, but only to the extent the Restricted Shares are at the time subject to the escrow requirements of Section 7(a).


      (c) The Restricted Shares, together with any other assets or securities held in escrow hereunder, shall be subject to the following terms and conditions relating to their release from escrow or their surrender to the Corporation for cancellation:

            (i) Should any Restricted Shares be forfeited to the Corporation, then the escrowed certificates for such Restricted Shares (together with any other assets or securities issued with respect thereto) shall be delivered to the Corporation for cancellation, and Grantee shall cease to have any further rights or claims with respect to such Restricted Shares (or other assets or securities).

            (ii) Prior to the interest of Grantee in the Restricted Shares (or any other assets or securities issued with respect thereto) vesting in accordance with the provisions of Section 3 or 6(b), the certificates for such Nonvested Shares (as well as all other assets and securities) shall remain in escrow.

            (iii) Subsequent to such vesting, the certificates for such Vested Shares (as well as all other vested assets and securities) shall be released from escrow and delivered to the Grantee upon the request of Grantee.

8. No Employment Contract Created. The issuance of the Restricted Shares shall not be construed as granting to Grantee any right with respect to continuance of employment or any other Business Relationship by the Corporation or any of its subsidiaries. The right of the Corporation or any of its subsidiaries to terminate at will Grantee's employment or terminate a Business Relationship with the Grantee at any time (whether by dismissal, discharge or otherwise), with or without cause, is specifically reserved, subject to any other written employment or other agreement to which the Corporation and Grantee may be a party.

9. Section 83(b) Election. Grantee understands that under Section 83 of the Internal Revenue Code of 1986, as amended (the "Code"), the excess of the fair market value of the Restricted Shares on the date any forfeiture restrictions applicable to such Restricted Shares lapse over the purchase price paid for such Restricted Shares will be reportable as ordinary income at that time. Grantee understands, however, that Grantee may elect to be taxed at the time the Restricted Shares are acquired hereunder, rather than when and as such Restricted Shares cease to be subject to such forfeiture restrictions, by filing an election under Section 83(b) of the Code with the Internal Revenue Service within thirty (30) days after the date of this Agreement. GRANTEE ACKNOWLEDGES THAT IT IS GRANTEE'S SOLE RESPONSIBILITY, AND NOT THE CORPORATION'S, TO FILE A TIMELY ELECTION UNDER SECTION 83(b), EVEN IF GRANTEE REQUESTS THE CORPORATION OR ITS REPRESENTATIVES TO MAKE THIS FILING ON GRANTEE'S BEHALF.

10. Tax Witholding. The Corporation shall be entitled to withhold from Grantee's compensation any amounts necessary to satisfy applicable tax withholding with respect to the grant and vesting of the Restricted Shares.

11. Interpretation. The Restricted Shares are being issued pursuant to the terms of the Plan, and shall in all respects be interpreted in accordance therewith. The Board of Directors shall interpret and construe this Agreement and the Plan, and any action, decision, interpretation or determination made in good faith by the Board of Directors shall be final and binding on the Corporation and Grantee.

12. Notices. All notices or other communications which are required or permitted hereunder shall be in writing and sufficient if (i) personally delivered or sent by telecopy, (ii) sent by nationally-recognized overnight courier or (iii) sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

      if to the Grantee, to the address (or telecopy number) set forth on the Notice of Grant; and
      if to the Corporation, to:

      WinWin Gaming, Inc.
      2804 Whispering Wind Drive
      Las Vegas, Nevada  89117
      Facsimile: 702-233-4189
      Attention: Corporate Secretary
      (Or, if different, the address indicated as the principal address of the Corporation in the most recent report filed by the Corporation with the Securities and Exchange Commission)

      with a copy (which shall not constitute notice) to:

      Louis A. Bevilacqua, Esq.
      Thelen Reid & Priest LLP
      701 Pennsylvania Avenue, NW
      Washington, DC  20004
      Facsimile: 202-654-1804

      or to such other address as the party to whom notice is to be given may have furnished to the other party in writing in accordance herewith. Any such communication shall be deemed to have been given (i) when delivered, if personally delivered, or when telecopied, if telecopied, (ii) on the first Business Day (as hereinafter defined) after dispatch, if sent by nationally-recognized overnight courier and (iii) on the third Business Day following the date on which the piece of mail containing such communication is posted, if sent by mail. As used herein, "Business Day" means a day that is not a Saturday, Sunday or a day on which banking institutions in the city to which the notice or communication is to be sent are not required to be open.

13. Specific Performance. Grantee expressly agrees that the Corporation will be irreparably damaged if the provisions of this Agreement and the Plan are not specifically enforced. Upon a breach or threatened breach of the terms, covenants and/or conditions of this Agreement or the Plan by the Grantee, the Corporation shall, in addition to all other remedies, be entitled to a temporary or permanent injunction, without showing any actual damage, and/or decree for specific performance, in accordance with the provisions hereof and thereof. The Board of Directors shall have the power to determine what constitutes a breach or threatened breach of this Agreement or the Plan. Any such determinations shall be final and conclusive and binding upon the Grantee.

14. No Waiver. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature.

15. Grantee Undertaking. The Grantee hereby agrees to take whatever additional actions and execute whatever additional documents the Corporation may in its reasonable judgment deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on the Grantee pursuant to the express provisions of this Agreement.

16. Modification of Rights. The rights of the Grantee are subject to modification and termination in certain events as provided in this Agreement and the Plan.

17. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware applicable to contracts made and to be wholly performed therein, without giving effect to its conflicts of laws principles.

18. Counterparts; Facsimile Execution. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. Facsimile execution and delivery of this Agreement is legal, valid and binding execution and delivery for all purposes.

19. Entire  Agreement.  This  Agreement  (including the Notice of Grant) and the
Plan, constitute the entire agreement between the parties with respect to the subject matter hereof, and supersede all previously written or oral negotiations, commitments, representations and agreements with respect thereto.

20. Severability. In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

21. WAIVER OF JURY TRIAL. THE GRANTEE HEREBY EXPRESSLY, IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.


                            [signature page follows]

      IN WITNESS WHEREOF, the parties hereto have executed this Restricted Share Grant Agreement as of the date first written above.

                              WINWIN GAMING, INC.


                              By:
                                 ---------------------------------
                                 Name:
                                 Title:


                              Grantee:


                              ------------------------------
                              Name:

                          SPOUSE'S CONSENT TO AGREEMENT

I acknowledge that I have read the Restricted Share Grant Agreement (the "Agreement") by and between WinWin Gaming, Inc. (the "Corporation") and my spouse concerning the Common Stock of the Corporation, and that I know its contents. I am aware that my spouse has agreed therein to the imposition of certain forfeiture provisions and restrictions on transferability with respect to the Restricted Shares that are the subject of the Agreement, including with respect to my community interest therein, if any, on the occurrence of certain events described in the Agreement. I hereby consent to and approve of the provisions of the Agreement, and agree that I will abide by the Agreement and bequeath any interest in the Restricted Shares which represents a community interest of mine to my spouse or to a trust subject to my spouse's control or for my spouse's benefit or the benefit of our children if I predecease him.



Dated:
        -----------------           ------------------------------------
                                    Sign Above



                                    Print Name Above